Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Tech and Energy Transition Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, John Spirtos, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2022

By:	/s/ John Spirtos
John Spirtos
Chief Executive Officer and President
(Principal Executive Officer)